Exhibit 99.1

Global Eagle in Discussions with Existing Investors to Address

Balance Sheet by Reducing Leverage and Increasing Liquidity

Continuing to Serve Customers with Best-in-Class Suite

of Media, Content and Connectivity Solutions

Remains Focused on Serving Customers Through the

Current COVID-19 Environment and into the Future

LOS ANGELES, July 10, 2020 — Global Eagle Entertainment Inc. (Nasdaq: ENT) (“Global Eagle” or the “Company”), a leading provider of media, content, connectivity and data analytics to markets across air, sea and land, today announced it is engaged in discussions with an ad hoc group of current investors regarding ways the Company can reduce its leverage and enhance liquidity in a restructuring of its balance sheet in a manner that avoids disruption to the Company’s strong operations and relationships with its customers, suppliers and employees.

The Company is currently engaged in ongoing discussions with certain existing term loan investors, including those that collectively hold approximately 80% of Global Eagle’s first-lien term loans, led by holders managed by Apollo Global Management, Inc. (“Apollo”), Eaton Vance, Arbour Lane Capital Management, LP, Sound Point Capital Management, or one or more of their respective affiliates, and certain funds and accounts under management by BlackRock Financial Management, Inc. (the “Investor Group”). These discussions are focused on a potential transaction that will provide new capital to the Company, significantly reduce the Company’s debt, strengthen the Company’s balance sheet and position Global Eagle for long-term success. The Company expects little or no disruption to its customers and trade relationships; and anticipates being better equipped to support all of its business operations.

Jeffrey Rosen, Managing Director with the Credit business segment of Apollo, said, “We look forward to continuing our discussions with Global Eagle in order to facilitate the Company’s delivery of market-leading solutions for content and connectivity to the aviation, maritime and land markets. We see significant opportunities for the Company to drive operational excellence, growth and innovation both today and well into the future.”

Joshua Marks, Chief Executive Officer of Global Eagle, said, “We appreciate the continued support and flexibility of our investors, who recognize the significant value Global Eagle brings to our customers as the world’s leading entertainment and connectivity provider for mobility, and we intend to work through these discussions and, ultimately, a holistic solution for our balance sheet; as quickly as possible. We remain focused on supporting our customers as they plan for the post-COVID-19 recovery and look forward to continuing to serve them for years to come.”

In connection with their ongoing discussions, Global Eagle and the Investor Group today amended the Company’s credit agreement. Among other things, the amendment permits payment of the interest payment due on July 9, 2020 to be made by August 1, 2020 without the occurrence of an event of default. See our Current Report on Form 8-K filed with the SEC on July 10, 2020.

About Global Eagle

Global Eagle is a leading provider of media, content, connectivity and data analytics to markets across air, sea and land. Global Eagle offers a fully integrated suite of rich media content and seamless connectivity solutions to airlines, cruise lines, commercial ships, high-end yachts, ferries and land locations worldwide. With approximately 1,100 employees and 30 offices on six continents, the Company delivers exceptional service and rapid support to a diverse customer base. Find out more at: www.GlobalEagle.com.

Contacts:

Investors

Peter A. Lopez

Vice President, Finance and Investor Relations

+1 310-740-8624

investor.relations@GlobalEagle.com

Media

Michael Freitag / Aura Reinhard

Joele Frank, Wilkinson Brimmer Katcher

+1 212-355-4449

Forward-Looking Statements

As disclosed in our Form 10-Q for the three months ended March 30, 2020 available at www.sec.gov, the Company concluded that there is substantial doubt about the Company’s ability to continue as a going concern and there is substantial risk that the Company may be required to file for bankruptcy court protection under Chapter 11 of the United States Code. See Item iA to our Form 10-Q for further discussion of that substantial risk.

The ongoing discussions mentioned above contemplate a balance sheet restructuring through a voluntary filing for bankruptcy court protection and transactions that could result in no ownership or other interest being provided to the holders of our common stock or outstanding convertible notes. We cannot provide any assurance that the aforementioned discussions will result in a satisfactory agreement with the Investor Group, or that such discussions or any alternative transactions we pursue will provide any ownership or other interest to the holders of our common stock or outstanding convertible notes.

At this time, the Investor Group, as well as the other holders of the Company’s debt, have not entered into binding agreements relating to a restructuring of the Company’s capital structure or the provision of any additional capital in connection with a capital structure restructuring, and there can be no assurance that they will do so on satisfactory terms or at all.

Certain statements in this press release may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements with respect to the potential balance sheet restructuring discussed above, as well as its impact on our securityholders and others, potential restructuring activities, operating-expense and cost structure improvements and reductions and our ability to execute and realize the benefits of our cost-savings plans, financial covenant compliance, margins, profitability, future efficiencies, liquidity, ability to generate positive cash flow from operating activities, and other financial and operating information. The words “anticipate,” “assume,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements in this press release

Forward-looking statements reflect our current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Although we believe the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following:

•	the effect that the rapid spread of contagious illnesses, such as the coronavirus, is and could continue to have on our business and results of operations;

•

our ability to successfully pursue and consummate financing, recapitalization, strategic transactions and other similar transactions to address the substantial doubt about the company’s ability to continue as a going concern, and our ability to do so without filing for bankruptcy court protection;

•

the substantial risk that it may be necessary for us to seek protection under Chapter 11 of the United States Bankruptcy Code, which could make it difficult for us to retain management and other key personnel;

•	our ability to anticipate and keep pace with rapid changes in customer needs and technology;

•	negative external perceptions that damage our reputation among potential customers, investors, employees, advisors and vendors;

•

service interruptions or delays, technology failures, damage to equipment or software defects or errors and the resulting impact on our reputation and ability to attract, retain and serve our customers;

•

the effect of cybersecurity attacks, data or privacy breaches, data or privacy theft, unauthorized access to our internal systems or connectivity or media and content systems, or phishing or hacking, on our business, our relationships with customers, vendors and our reputation;

•

our ability to timely remediate material weaknesses in our internal control over financial reporting; the effect of those weaknesses on our ability to report and forecast our operations and financial performance, and our ability to raise future capital or complete acquisitions through the use of Form S-3; and the impact of our remediation efforts (and associated management time and costs) on our liquidity and financial performance;

•	our ability to maintain effective disclosure controls and internal control over financial reporting;

•	our ability to execute on our operating-expense and cost-structure realignment plan and realize the benefits of those initiatives;

•	our dependence on the travel industry;

•	our ability to expand our international operations and the risks inherent in our international operations, especially in light of current and future trade and national-security disputes;

•	our ability to plan expenses and forecast revenue due to the long sales cycle of many of our Media & Content segment’s products;

•	our dependence on our existing relationship and agreement with Southwest Airlines;

•	the timing and conditions surrounding the return to normal production and revenue service of the Boeing 737 MAX aircraft;

•	our ability to develop new products or services or enhance those we currently provide in our Media & Content segment;

•	our ability to accelerate dividends from, or dispose of our 49% interest in, Wireless Maritime Services, LLC (“WMS”);

•	our ability to integrate businesses or technologies we have acquired or may acquire in the future;

•	our ability to successfully divest or dispose of business that are deemed not to fit with our strategic plan;

•

the effect of future acts or threats of terrorism, threats to national security and other actual or potential conflicts, wars, geopolitical disputes or similar events on the use of Wi-Fi enabled devices on our aircraft and maritime vessels;

•	the effect of natural disasters, adverse weather conditions or other environmental incidents on our business;

•	the possibility that our insurance policies may not fully cover all loses we incur;

•	our ability to obtain new customers and renew agreements with existing customers;

•	our customers’ solvency, inability to pay and/or delays in paying us for our services, and potential claims related to payments from customers received prior to such customers’ insolvency proceedings;

•	our ability to retain and effectively integrate and train key members of senior management;

•	our ability to recruit, train and retain highly skilled technical employees;

•	our ability to receive the anticipated cash distributions or other benefits from our investment in the WMS joint venture;

•	the effect of a variety of complex U.S. and foreign tax laws and regimes due to the global nature of our business;

•	our ability to utilize our net operating loss carryforwards and certain other tax attributes may be limited;

•	our ability to continue to be able to make claims for e-business and multimedia tax credits in Canada;

•	our exposure to interest rate and foreign currency risks;

•	the effect of political changes and developments globally, including Brexit, on our customers and our business;

•

our need to invest in and develop new broadband technologies and advanced communications and secure networking systems, products and services and antenna technologies as well as their market acceptance;

•	increased demand by customers for greater bandwidth, speed and performance and increased competition from new technologies and market entrants;

•	customer attrition due to direct arrangements between satellite providers and customers;

•	our reliance on “sole source” service providers and other third parties for key components and services that are integral to our product and service offerings;

•	the potential need to materially increase our investments in product development and equipment beyond our current investment expectations;

•	equipment failures or software defects or errors that may damage our reputation or result in claims in excess of our insurance or warranty coverage;

•	satellite failures or degradations in satellite performance;

•	our use of fixed-price contracts for satellite bandwidth and potential cost differentials that may lead to losses if the market price for our services declines relative to our committed cost;

•	our ability to plan expenses and forecast revenue due to the long sales cycle of many of our Connectivity segment’s products;

•	increased on-board use of personal electronic devices and content accessed and downloaded prior to travel which may cause airlines to reduce investment in seatback entertainment systems;

•	increased competition in the in-flight entertainment and in-flight connectivity system supply chain;

•	pricing pressure from suppliers and customers in our Media & Content segment and a reduction in the aviation industry’s use of intermediary content service providers (such as us);

•	a reduction in the volume or quality of content produced by studios, distributors or other content providers or their refusal to license content or other rights upon terms acceptable to us;

•	a reduction or elimination of the time between our receipt of content and it being made available to the rental or home viewing market (i.e., the “early release window”);

•

the refusal of content providers to license content to us, operational complexity and increased costs or reducing content that we offer due to challenges maintaining and tracking our music content licenses and rights related thereto, which could cause a decline in customer retention or inability to win new business;

•	our use of fixed-price contracts in our Media & Content segment that may lead to losses in the future if the market price for our services declines relative to our committed cost;

•	our ability to successfully implement a new enterprise resource planning system;

•	our ability to protect our intellectual property;

•	the effect on our business and customers due to disruption of the technology systems utilized in our business operations;

•	the costs to defend and/or settle current and potential future civil intellectual property lawsuits (including relating to music and other content infringement) and related claims for indemnification;

•	changes in regulations and our ability to obtain regulatory approvals to provide our services or to operate our business in particular countries or territorial waters;

•

compliance with U.S. and foreign regulatory agencies, including the Federal Aviation Administration, the U.S. Department of Treasury’s Office of Foreign Asset Control, Federal Communications Commission, and Federal Trade Commission and their foreign equivalents in the jurisdictions in which we and our customers operate;

•	regulation by foreign government agencies that increases our costs of providing services or requires us to change services;

•	changes in government regulation of the Internet, including e-commerce or online video distribution;

•

our ability to comply with trade, export, anti-money laundering and anti-bribery practices and data protection laws, especially the U.S. Foreign Corrupt Practices Act, the U.K. Bribery Act, the General Data Protection Regulation and the California Consumer Privacy Act;

•

changes in foreign and domestic civil aviation authorities’ orders, airworthiness directives, or other regulations that restrict our customers’ ability to operate aircraft on which we provide services;

•	our (along with our directors’ and officers’) exposure to civil stockholder litigation relating to our investor disclosures and the related costs of defending and insuring against such litigation;

•

uninsured or underinsured costs associated with stockholder litigation and any uninsured or underinsured indemnification obligations with respect to current and former executive officers and directors;

•

limitations on our cash flow available to make investments due to our substantial indebtedness and covenants set forth in our debt agreements, including a maximum consolidated first lien net leverage ratio covenant and a minimum liquidity covenant, and our ability to generate sufficient cash flow to make principal and interest payments thereon, comply with our reporting and financial covenants, or fund our operations;

•

our ability to repay the principal amount of our bank debt, second lien notes due June 30, 2023 (the “Second Lien Notes”) and/or 2.75% convertible senior notes due 2035 (the “Convertible Notes”) at maturity or upon acceleration thereof, to raise the funds necessary to settle conversions of our Convertible Notes or to repurchase our Convertible Notes upon a fundamental change or on specified repurchase dates or due to future indebtedness;

•	the conditional conversion of our Convertible Notes;

•	the effect on our reported financial results of the accounting method for our Convertible Notes;

•

the impact of the fundamental change repurchase feature and change of control repurchase feature of the securities purchase agreement governing our Second Lien Notes on our price or potential as a takeover target;

•	the effect of the downgrade of our credit rating on our business, reputation and ability to raise capital;

•	our potential as a takeover target due to price depression of our common stock;

•	the dilution or price depression of our common stock that may occur as a result of the conversion of our Convertible Notes and/or Searchlight warrants;

•	conflicts between our interests and the interests of our largest stockholders;

•	volatility of the market price of our securities;

•	anti-takeover provisions contained in our charter and bylaws and our Shareholder Rights Plan;

•	the dilution of our common stock if we issue additional equity or convertible debt securities;

•

the possibility that we may experience delays in filing our periodic SEC reports due to our material weaknesses in our internal control over financial reporting, which would result in our ineligibility to use a registration statement on Form S-3 to register the offer and sale of securities in the future;

•	additional losses due to further impairment in the carrying value of our goodwill;

•	changes in accounting standards, including the new credit loss standards; and,

•

other risks and factors listed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and the Quarterly Report on Form 10-Q for the three months ended March 31, 2020.

The forward-looking statements herein speak only as of the date the statements are made as of (the filing date of this press release). You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.